SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 22, 2013
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)

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Pennsylvania	333-166225	27-2290659
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1015 Penn Avenue
Suite 103
Wyomissing PA 19610

Registrant's telephone number, including area code:  (610) 933-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective as of April 22, 2013, Customers Bancorp, Inc. (the “Company”) entered into an Amendment to Agreement and Plan of Merger (“Amendment”) to that certain Agreement and Plan of Merger, dated as of August 10, 2012 (“Merger Agreement”), by and between the Company and CMS Bancorp, Inc. (“CMS”).

The Amendment extended from April 30, 2013 to December 31, 2013 the initial date at which, if the merger of the Company with and into the Company pursuant to the Merger Agreement, as amended, has not closed, either the Company or CMS may terminate the Agreement, subject to the termination date being extended until March 31, 2014 under certain specified circumstances.

The Amendment also updated the definitions of “CMS Valuation” and “Customers Valuation,” establishing the valuation date for book value as of March 31, 2013. The exchange ratio will remain fixed for the pendency of the transaction, using the multiples of 0.95x for CMS common equity, and 1.25x for Customers common equity for purposes of calculating the exchange ratio.

Other key terms agreed to by the Company and CMS under the Amendment provide for:

•
CMS’s ability to terminate the Merger Agreement, as amended, exercisable at any time after May 20, 2013, if either (i) the Company has not made an investment in CMS of $1.5 million of CMS Preferred Stock, or (ii) the Company and CMS have not agreed upon the terms of a $2.0 million senior secured lending facility that the Company will make available to CMS;

•	the Company to pay $300,000 to CMS as partial reimbursement for merger-related expenses incurred as of March 31, 2013; and

•
the Company to pay to CMS a termination fee of $1.0 million in the event the Merger Agreement, as amended, is terminated under certain provisions primarily relating to failure to consummate the Parent Merger due to non-receipt of required government approvals.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the complete text of the Amendment, which is attached as Exhibit 2.1 hereto and incorporated herein by reference in its entirety into this Item 1.01.

For information about the Agreement and Plan of Merger, dated as of August 10, 2012, by and between CMS Bancorp, Inc. and Customers Bancorp, Inc., see the Company’s Current Report on Form 8-K filed with the SEC on August 10, 2012.

IMPORTANT ADDITIONAL INFORMATION
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the transaction described herein, the Company and CMS will be filing documents with the SEC, including a registration statement on Form S-4 to be filed by the Company that will include a proxy statement of CMS and prospectus of the Company. A definitive proxy statement/prospectus, when available, will be sent to CMS stockholders seeking their approval of the proposed merger between the Company and CMS. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING CUSTOMERS BANCORP, CMS AND THE PROPOSED MERGER. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov).  The documents filed with the SEC by the Company may be obtained free of charge from the Company’s website www.customersbank.com or by directing a request to the Company at 1015 Penn Avenue, Wyomissing, PA 19610, Attention: Investor Relations. The documents filed with the SEC by CMS may be obtained free of charge from CMS’s website www.cmsbk.com or by directing a request to CMS at 123 Main Street, Suite 750, White Plains, New York 10601, Attention: Investor Relations.

The Company and CMS and their respective directors and executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies in respect of the proposed transaction.   You can find current information about CMS’s executive officers and directors in the proxy statement related to its 2012 annual meeting of shareholders, which was filed with the SEC on Schedule 14A on January 11, 2012.  You can find information about the Company’s executive officers and directors in its definitive proxy statement filed with the SEC on June 6, 2012.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Investors and stockholders are urged to read the proxy statement/prospectus carefully before making any voting or investment decisions.  You may obtain free copies of these documents using the contact information provided above.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of the Securities Act of 1933, as amended.

SAFE HARBOR
In addition to historical information, this information may contain “forward-looking statements” which are made in good faith by the Company, pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to the Company’s strategies, goals, beliefs, expectations, estimates, intentions, and financial condition, results of operations, future performance and business. Statements preceded by, followed by or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond the Company’s control). Numerous competitive, economic, regulatory, legal and technological factors, among others, could cause the Company’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. In addition, important factors relating to the proposed merger with CMS also could cause The Company’s actual results to differ from those in the forward-looking statements, including: the possibility that the anticipated benefits from the merger will not be realized, or will not be realized within the expected time period; the possibility that the merger does not close, including, but not limited to, due to the failure to receive regulatory approval or satisfy the closing conditions; the risk that CMS’s operations will not be integrated successfully with the Company; and potential disruption from the merger making it more difficult to maintain business and operational relationships.  The Company cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact that any future acquisition may have on the Company and any such forward-looking statement. The Company does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by the Company or by or on behalf of Customers Bank.

Item 8.01  Other Events.

On April 23, 2013, the Company issued a press release, attached hereto as Exhibit 99.1, which is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

Exhibit 2.1	Amendment to Agreement and Plan of Merger, dated as of April 22, 2013, by and between Customers Bancorp, Inc. and CMS Bancorp, Inc.
Exhibit 99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Jay S. Sidhu
Name: Jay S. Sidhu
Title: Chairman and Chief Executive Officer

Date:           April 24, 2013

EXHIBITS INDEX

Exhibit	Description

Exhibit 2.1	Amendment to Agreement and Plan of Merger, dated as of April 22, 2013, by and between Customers Bancorp, Inc. and CMS Bancorp, Inc.
Exhibit 99.1	Press Release